Federated Investors
World-Class Investment Manager

Federated International Equity Fund

A Portfolio of Federated International Series, Inc.

17TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1984

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International Equity Fund

President's Message

Dear Fellow Shareholder:

Federated International Equity Fund was created in 1984, and this is its 17th Semi-Annual Report. The fund is managed for long-term growth of capital and offers shareholders capital appreciation opportunities, as well as portfolio diversification benefits, by investing in large, high-quality corporations based outside the United States.1 International stocks are especially attractive to investors--both institutional and individual--at this time because they have higher earnings forecasts and realistic growth ratios in comparison to U.S. corporations. These international corporations may represent a more conservative approach to growth investing. Currently, their prices may not be at bargain levels but they are attractive.

As of May 31, 2002, the fund's net assets of $460.4 million were invested in 104 corporations with a median market capitalization of $10.0 billion, spanning 20 countries and four continents. Many of the fund's holdings, such as TotalFinaElf or UBS, may be familiar to you, while other equally attractive names, such as Novartis or Aventis, may not be as well known yet to U.S. investors.

This report covers the reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with the fund's portfolio manager Alexandre de Bethmann, Vice President, Federated Global Investment Management Corp. Following his discussion of market conditions and fund strategy are a complete listing of the fund's investments and the publication of the fund's financial statements.

Although economic conditions during the fund's reporting period have provided one of the more encouraging investment backdrops in recent quarters, world equity markets have remained vulnerable in light of negative corporate accounting and earnings news as well as geopolitical uncertainties.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

Despite this volatility, the fund's returns have steadily improved over the past year, and we believe international equities have a considerably brighter future ahead.

Individual share class total return performance for the fund's six-month reporting period follows:2

	Total Return	Net Asset Value Change
Class A Shares	0.27%	$14.92 to $14.96 = 0.27%
Class B Shares	(0.07)%	$13.89 to $13.88 = (0.07)%
Class C Shares	(0.15)%	$13.70 to $13.68 = (0.15)%

As global economies are turning more positive, equity markets overseas still are offering exceptional "buy low" opportunities to investors. You can increase your fund investment regardless of the market's fluctuations through a systematic investment program, which allows you to add to your account on a regular basis to accumulate more shares at lower prices. I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.3

Thank you for selecting Federated International Equity Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
July 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (5.26)%, (5.57)%, and (1.14)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Alexandre de Bethmann

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the economic conditions and environment for international equities during the fund's reporting period?

As 2001 drew to a close, global equity markets rallied on the belief that the market had reached bottom, corporate fundamentals were improving and the U.S. economic recovery was finally under way. In this optimistic environment, "growth" stocks performed better than "value" investments. European stocks generally performed well, but small-cap stocks and equities in emerging markets, especially in Asian export economies, outshone all others, fueled by liquidity from the year's wave of central bank rate cuts.

Into the spring of 2002, however, some of this optimism faded, and value stocks regained the market's blessing, with the Morgan Stanley Capital International ("MSCI") World Index Value1 and MSCI World Index Growth2 reporting six-month returns of 0.21% and (4.93)%, respectively. Although manufacturing and productivity indicators were positive, and most markets continued to enjoy low inflation, investors fretted about the less-than-robust pace of the U.S. recovery including high unemployment, reluctant capital spending and a series of post-Enron reports about other U.S. corporations' questionable practices or depressed profits. Lost confidence and disappointing earnings took a toll on stock prices and prompted sell-offs. Insecurities about the future shape of the U.S.-led War on Terrorism along with political upheaval in the Middle East also contributed to market volatility.

1 The MSCI World Value Index is an unmanaged index, which measures the performance of those MSCI World Index companies with lower price-to-book ratios and lower forecasted values. Investments cannot be made in an index.

2 The MSCI World Growth Index is an unmanaged index, which measures the performance of those MSCI World Index companies with higher price-to-book ratios and higher forecasted growth values. Investments cannot be made in an index.

During this time, Asian markets remained vibrant, although Japan's lack of economic and corporate reform once again weighed on its stocks and discouraged investors. The MSCI All Country Asia Pacific Free Index3 and the MSCI Japan Index4 reported six-month returns of 9.93% and 6.41%, respectively. Although European economies showed signs of beginning to decouple from the United States, suggesting that the high correlations between U.S. and international stocks may be drawing to a close, they were held back somewhat by uneven growth in the United States. The MSCI Europe Index5 and MSCI USA Index6 reported six-month returns of 1.36% and (6.54)%, respectively. Late in the fund's reporting period, however, the high current account deficit in the United States and an increasing reticence by foreign investors to invest in U.S. equities began to drag down the dollar, which lost ground against the euro, yen and many other foreign currencies.

3 The MSCI All Country Asia Pacific Free Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of 13 countries in the Pacific and Asian regions. Investments cannot be made in an index.

4 The MSCI Japan Index is an unmanaged index, which measures the performance of approximately 300 stocks traded on the Tokyo Stock Exchange. Investments cannot be made in an index.

5 The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. Investments cannot be made in an index.

6 The MSCI USA Index is an unmanaged, capitalization weighted index comprising of approximately 400 stocks which track the U.S. stock market. Investments cannot be made in an index.

How did Federated International Equity Fund perform during the reporting period?

The performance of Federated International Equity Fund improved during the reporting period. As of May 31, 2002, the fund produced six-month total returns of 0.27%, (0.07)% and (0.15)% for Class A, B and C Shares, respectively, based on net asset value. Federated International Equity Fund underperformed the 3.95% return of its Lipper International Funds7 peer group. The fund also underperformed its benchmark, the MSCI Europe, Australasia and Far East Index (MSCI-EAFE),8 which returned 3.07% for the same reporting period.

In the first five months of 2002, the fund's performance was held back by its European telecommunications exposure, such as Vodafone Group, and some media holdings. But transportation companies, such as Singapore Airlines, and some European pharmaceutical stocks, including Novartis, contributed positively to the fund. Positive contributions to performance also included our overweights in the materials and capital goods sectors. On a country basis, our underweight in Japan hurt performance, while our overweight in emerging market countries helped.

7 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

8 The MSCI--EAFE is a standard, unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. MSCI-EAFE returns are denominated in U.S. dollars. Investments cannot be made in an index.

What were the fund's top ten holdings as of May 31, 2002, and how were the net assets diversified among countries?

The top ten holdings were as follows:

Security Name	Country	Industry Sector	Percentage of Net Assets
TotalFinaElf SA, Class B	France	Energy	3.0%
Novartis AG	Switzerland	Healthcare	1.9%
UBS AG	Switzerland	Financials	1.8%
7-Eleven Japan Co., Ltd.	Japan	Consumer Staples	1.7%
Royal Bank of Scotland Group PLC	United Kingdom	Financials	1.6%
Aventis SA	France	Healthcare	1.6%
Unilever NV	Netherlands	Consumer Staples	1.6%
Publicis Groupe	France	Consumer Discretionary	1.6%
Vodafone Group PLC	United Kingdom	Telecommunication Services	1.6%
Nikko Cordial Corp.	Japan	Financials	1.6%
TOTAL			18.0%

The fund's net assets by country and region were allocated as follows:

Pacific	Percentage of Net Assets	Europe	Percentage of Net Assets
Japan	15.1%	United Kingdom	17.8%
Taiwan, Providence of China	2.4%	France	14.9%
Australia	2.4%	Germany, Federal Republic of	8.4%
Hong Kong	1.9%	Netherlands	7.6%
Korea, Republic of	1.8%	Switzerland	4.9%
Singapore	1.5%	Russia	2.8%
Thailand	--	Italy	2.4%
SUBTOTAL	25.1%	Finland	1.9%
North America		Spain	1.7%
Canada	4.9%	Denmark	0.7%
SUBTOTAL	4.9%	Ireland	0.5%
Latin America		SUBTOTAL	63.6%
Venezuela	0.2%
Panama	0.2%
SUBTOTAL	0.4%

Could you describe some of the fund's recent portfolio additions?

ASML Holding (Netherlands; 1.2% of net assets) is a leading global producer of semiconductor manufacturing equipment. We like the company given our belief that the semiconductor equipment cycle will begin a new upward trend in 2003. The company's products are critical in keeping Micron and Intel competitive in processing semiconductors.

Pernod-Ricard (France; 1.0% of net assets) manufactures wines and spirits such as Wild Turkey, Jameson and Orangina. We like the company given its attractive valuation along with its earnings and growth potential.

Publicis Groupe (France; 1.6% of net assets) is a French advertising company with global distribution. We believe that the company's position in global advertising services and attractive valuation make it a good long-term opportunity. Publicis should benefit from both an upturn in the advertising markets in 2003 and cost-cutting following its purchases of Saachi & Saachi and Bcom3.

What is your outlook for international equities and your fund strategy going into 2003?

In many respects, global economic conditions and market performance in coming quarters will be especially difficult to anticipate, not least because of great uncertainty worldwide about the outcomes of the ongoing War on Terrorism, potential U.S. military action in Iraq and strife in the Middle East, as well as in Pakistan and India. This uncertainty coupled with continued earnings and valuation risks could lead to potentially volatile circumstances in the near term.

At this time, however, the tide appears to be turning away from the United States in favor of international stocks, which we think are poised to outperform domestic equities in coming quarters. Most investment managers and market-watchers agree that U.S. stocks have been overvalued in past years. In contrast, valuations in international markets are at historic lows, with stocks trading at anywhere from 15%-50% discounts to U.S. equities, so there is no shortage of buying opportunities. Negative post-Enron news about other U.S. companies' questionable business practices also helps to make international stocks increasingly appealing for investors. Despite these uncertainties, we are finding interesting opportunities in media and semiconductors, justifying our overweight in these industries. Moreover, we are overweight in emerging markets like Taiwan, Russia and Korea. Our concerns over credit quality and valuations keep us underweight in the financials sector. Finally, we continue to track consumer spending trends very closely given the risk of slowdown.

In addition, the U.S. dollar has begun to weaken, driven lower by the record-high U.S. current account deficit and slowed foreign investment in the United States. The ground gained by the appreciating euro, yen and other currencies should translate into a performance boost for international stocks.

Given these variables, we believe our long-standing emphasis in the fund on intensive research, valuation sensitivity and bottom-up stock selection should serve the fund well.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--92.6%
		Australia--2.4%
627,658		BHP Billiton Ltd.	$3,835,731
306,452		News Corp. Ltd.	2,184,914
170,100		News Corp. Ltd., ADR	4,963,518

		TOTAL	10,984,163

		Canada--4.9%
103,200		Alcan, Inc.	3,977,598
145,100		Barrick Gold Corp.	3,165,335
316,000		Hudson's Bay Co.	2,999,869
173,200	[1]	Inco Ltd.	3,940,487
168,800		Sun Life Financial Services of Canada Inc.	3,901,165
100,148		Talisman Energy, Inc.	4,454,009

		TOTAL	22,438,463

		Denmark--0.7%
95,295		Novo Nordisk, Class B	3,042,081

		Finland--1.9%
265,850		Nokia Oyj	3,799,049
130,050		UPM - Kymmene OY	5,077,307

		TOTAL	8,876,356

		France--14.9%
291,980		Alstom	3,678,848
445,500	[1]	Arcelor	6,328,834
104,445		Aventis SA	7,267,595
157,381		Bouygues SA	4,653,825
24,410		Compagnie de St. Gobain	4,331,798
52,820		Pernod-Ricard SA	4,743,452
237,318		Publicis Groupe	7,194,920
80,200		Societe Generale, Paris	5,449,469
170,600		STMicroelectronics NV	4,589,140
87,170		TotalFinaElf SA, Class B	13,588,458
111,160		Valeo SA	4,941,995
64,650		Vivendi Universal SA	2,028,872

		TOTAL	68,797,206

Shares			Value
		COMMON STOCKS--continued
		Germany, Federal Republic of--7.0%
28,302		Allianz AG Holding	$6,365,322
37,700	[1]	DePfa Deutsche Pfandbriefbank AG	2,801,098
321,500		Deutsche Lufthansa AG	4,414,130
95,890		E.On AG	4,995,726
113,700		Metro AG	3,684,994
107,700	[1]	SGL Carbon AG	2,390,061
85,951		Schering AG	5,176,340
42,050		Volkswagen AG	2,219,020

		TOTAL	32,046,691

		Hong Kong--1.9%
2,225,000		Citic Pacific Ltd.	5,034,872
394,000		Television Broadcasts Ltd.	1,858,907
820,000		Wharf Holdings Ltd.	1,934,396

		TOTAL	8,828,175

		Ireland--0.5%
1,242,350		Independent News & Media PLC	2,517,970

		Italy--2.4%
725,300		Autostrade SpA	5,893,642
629,800		Telecom Italia SpA	5,058,805

		TOTAL	10,952,447

		Japan--15.1%
411,000		Ajinomoto Co., Inc.	4,619,094
82,600		Capcom Co., Ltd.	2,255,903
448,000		Fuji Photo Film Co.	2,158,340
1,414		Japan Telecom Co. Ltd.	4,636,439
715,000		Komatsu Ltd.	2,563,343
153,000	[1]	Leopalace21 Corp.	1,055,130
260,900		Marui Co.	3,587,966
470,000		NGK Insulators, Ltd.	3,877,382
1,189,000	[1]	Nikko Cordial Corp.	7,145,974
281,000		Nippon Meat Packers, Inc.	3,259,940
323,000		Nomura Holdings, Inc.	5,204,431
183,400	[1]	Sega Corp.	4,580,383
Shares			Value
		COMMON STOCKS--continued
		Japan--continued
175,000		7-Eleven Japan Co., Ltd.	$7,613,293
73,300		TDK Corp.	4,163,263
54,000		Tokyo Electron Ltd.	3,645,680
235,100		Toyota Motor Corp.	6,420,858
144,000		Yamato Transport Co., Ltd.	2,842,296

		TOTAL	69,629,715

		Korea, Republic of--1.8%
355,070		Coreana Cosmetics Co., Ltd.	1,122,843
158,300		Korea Electric Power Corp.	3,285,152
12,970		Samsung Electronics Co., Ltd.	3,652,919

		TOTAL	8,060,914

		Netherlands--7.6%
282,930	[1]	ASML Holding NV	5,406,689
195,515		ING Groep NV	5,169,717
417,250		Koninklijke (Royal) KPN NV	1,831,644
202,170		Koninklijke (Royal) Philips Electronics NV	6,295,484
80,950		Royal Dutch Petroleum Co.	4,528,876
109,668		Unilever NV	7,200,822
212,386		Wolters Kluwer NV	4,399,813

		TOTAL	34,833,045

		Panama--0.2%
58,500		Panamerican Beverages, Inc., Class A	1,061,190

		Russia--2.8%
193,175	[1]	JSC Mining and Metallurgical Co. Norilsk Nickel, ADR	4,325,478
56,560		Lukoil, ADR	4,002,910
103,500		RAO Unified Energy System, ADR	1,414,845
46,600	[1]	VimpelCom, ADR	1,336,954
12,100		YUKOS, ADR	1,871,211

		TOTAL	12,951,398

		Singapore--1.5%
825,000		City Developments Ltd.	2,723,382
562,000		Singapore Airlines Ltd.	3,993,398

		TOTAL	6,716,780

Shares			Value
		COMMON STOCKS--continued
		Spain--1.7%
365,223		Telefonica SA	$3,864,869
231,820		Union Electrica Fenosa	4,163,677

		TOTAL	8,028,546

		Switzerland--4.9%
138,180	[1]	Credit Suisse Group	5,094,782
207,150		Novartis AG	8,885,401
160,158		UBS AG	8,365,168

		TOTAL	22,345,351

		Taiwan, Province of China--2.4%
3,453,000	[1]	Advanced Semiconductor Engineering Inc.	2,813,179
595,000		Asustek Computer, Inc.	1,977,500
860,000	[1]	Taiwan Semiconductor Manufacturing Co., Ltd.	2,162,647
3,203,950	[1]	United Microelectronics Corp., Ltd.	4,268,792

		TOTAL	11,222,118

		United Kingdom--17.8%
541,940		Amvescap PLC	5,409,405
1,240,619		BAE Systems PLC	6,967,313
203,200	[1]	British American Tobacco PLC	2,433,903
1,093,730		Carlton Communications PLC	4,038,938
355,981		Diageo PLC	4,477,349
169,100		GlaxoSmithKline PLC	3,472,213
276,000		HSBC Holdings PLC	3,352,757
505,780		Hanson PLC	3,831,661
93,900		Imperial Tobacco Group PLC	1,593,013
933,227		Kingfisher PLC	4,971,444
536,323		Marks & Spencer Group PLC	2,972,770
196,510	[1]	National Express Group PLC	1,816,341
372,107		Pearson PLC	4,606,706
983,074		Rank Group PLC	4,104,762
1,448,089		Rentokil Initial PLC	5,887,565
Shares			Value
		COMMON STOCKS--continued
		United Kingdom--continued
252,397		Royal Bank of Scotland Group PLC	$7,345,696
423,460		Sainsbury (J) PLC	2,334,799
169,000		Six Continents PLC	1,885,849
3,000,907		Stagecoach Group PLC	3,083,149
4,743,477		Vodafone Group PLC	7,162,795

		TOTAL	81,748,428

		Venezuela--0.2%
70,000		Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR	1,128,400

		TOTAL COMMON STOCKS (IDENTIFIED COST $409,593,321)	426,209,437

		PREFERRED STOCK--1.4%
		Germany, Federal Republic of--1.4%
91,658		Henkel KGAA, Pfd. (identified cost $5,469,343)	6,531,933

		MUTUAL FUND--5.3%
24,311,242		Prime Value Obligations Fund, Class IS (at net asset value)	24,311,242

		TOTAL INVESTMENTS (IDENTIFIED COST $439,373,906)[2]	$457,052,612

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $439,373,906. The net unrealized appreciation of investments on a federal tax basis amounts to $17,678,706 which is comprised of $42,799,324 appreciation and $25,120,618 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($460,389,521) at May 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $439,373,906)		$457,052,612
Cash denominated in foreign currencies (identified cost $556,617)		560,170
Receivable for investments sold		7,158,922
Receivable for shares sold		223,487
Income receivable		1,674,780
Net receivable for foreign currency exchange transactions		3,763

TOTAL ASSETS		466,673,734

Liabilities:
Payable for investments purchased	$5,302,096
Payable for shares redeemed	678,939
Accrued expenses	303,178

TOTAL LIABILITIES		6,284,213

Net assets for 31,491,817 shares outstanding		$460,389,521

Net Assets Consist of:
Paid in capital		$659,088,781
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		17,720,236
Accumulated net realized loss on investments and foreign currency transactions		(215,868,882)
Net operating loss		(550,614)

TOTAL NET ASSETS		$460,389,521

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($334,842,264 ÷ 22,376,973 shares outstanding)		$14.96

Offering price per share (100/94.50 of $14.96)[1]		$15.83

Redemption proceeds per share		$14.96

Class B Shares:
Net asset value per share ($58,708,260 ÷ 4,230,714 shares outstanding)		$13.88

Offering price per share		$13.88

Redemption proceeds per share (94.50/100 of $13.88)[1]		$13.12

Class C Shares:
Net asset value per share ($66,838,997 ÷ 4,884,130 shares outstanding)		$13.68

Offering price per share		$13.68

Redemption proceeds per share (99.00/100 of $13.68)[1]		$13.54

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $485,317)		$3,893,023
Interest		321,860

TOTAL INCOME		4,214,883

Expenses:
Investment adviser fee	$2,307,043
Administrative personnel and services fee	173,490
Custodian fees	150,965
Transfer and dividend disbursing agent fees and expenses	487,381
Directors'/Trustees' fees	4,271
Auditing fees	13,259
Legal fees	2,303
Portfolio accounting fees	69,823
Distribution services fee--Class B Shares	228,817
Distribution services fee--Class C Shares	248,301
Shareholder services fee--Class A Shares	417,722
Shareholder services fee--Class B Shares	76,272
Shareholder services fee--Class C Shares	82,767
Share registration costs	26,966
Printing and postage	40,414
Insurance premiums	1,209
Taxes	22,581
Miscellaneous	4,900

TOTAL EXPENSES	4,358,484

Reimbursement of investment adviser fee	(1,420)

Net expenses		4,357,064

Net operating loss		(142,181)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(30,643,457)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency transactions		33,838,750

Net realized and unrealized gain on investments and foreign currency transactions		3,195,293

Change in net assets resulting from operations		$3,053,112

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(142,181)	$(563,625)
Net realized loss on investments and foreign currency transactions	(30,643,457)	(162,778,448)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	33,838,750	(11,868,194)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,053,112	(175,210,267)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(37,549,360)
Class B Shares	--	(7,610,182)
Class C Shares	--	(5,946,256)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(51,105,798)

Share Transactions:
Proceeds from sale of shares	325,290,834	1,416,922,608
Net asset value of shares issued to shareholders in payment of distributions declared	--	39,628,814
Cost of shares redeemed	(349,209,971)	(1,406,593,468)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(23,919,137)	49,957,954

Change in net assets	(20,866,025)	(176,358,111)

Net Assets:
Beginning of period	481,255,546	657,613,657

End of period	$460,389,521	$481,255,546

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$14.92	$22.14	$29.16	$19.56	$17.93	$17.32
Income From Investment Operations:
Net investment income (net operating loss)	0.01 [2]	0.02 [2]	(0.03)[2]	(0.12)[2]	(0.01)[2]	0.04 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03	(5.60)	(3.58)	11.20	2.99	0.95

TOTAL FROM INVESTMENT OPERATIONS	0.04	(5.58)	(3.61)	11.08	2.98	0.99

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

TOTAL DISTRIBUTIONS	--	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

Net Asset Value, End of Period	$14.96	$14.92	$22.14	$29.16	$19.56	$17.93

Total Return[3]	0.27%	(27.32)%	(14.69)%	61.10%	17.78%	5.89%

Ratios to Average Net Assets:

Expenses	1.68%[4]	1.60%	1.54%	1.67%	1.63%	1.71%

Net investment income (net operating loss)	0.14%[4]	0.10%	(0.11)%	(0.57)%	(0.06)%	0.23%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	--	--	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$334,842	$349,203	$486,558	$389,592	$172,160	$134,858

Portfolio turnover	53%	225%	283%	297%	243%	210%

1 For the year ended November 30, 1999, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$13.89	$20.86	$27.87	$18.89	$17.48	$17.04
Income From Investment Operations:
Net operating loss	(0.04)[2]	(0.11)[2]	(0.22)[2]	(0.26)[2]	(0.16)[2]	(0.10)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03	(5.22)	(3.38)	10.72	2.92	0.92

TOTAL FROM INVESTMENT OPERATIONS	(0.01)	(5.33)	(3.60)	10.46	2.76	0.82

Less Distributions:
Distributions in excess of net investment income	--	--	--	--	--	(0.00)[3]
Distributions from net realized gain on investments and foreign currency transactions	--	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

TOTAL DISTRIBUTIONS	--	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

Net Asset Value, End of Period	$13.88	$13.89	$20.86	$27.87	$18.89	$17.48

Total Return[4]	(0.07)%	(27.84)%	(15.41)%	59.90%	16.92%	4.97%

Ratios to Average Net Assets:

Expenses	2.43%[5]	2.35%	2.29%	2.42%	2.38%	2.56%

Net operating loss	(0.62)%[5]	(0.64)%	(0.85)%	(1.28)%	(0.84)%	(0.59)%

Expense waiver/reimbursement[6]	0.00%[5,7]	0.00%[7]	0.00%[7]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$58,708	$64,928	$97,339	$62,786	$35,689	$23,629

Portfolio turnover	53%	225%	283%	297%	243%	210%

1 For the year ended November 30, 1999, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Per share does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$13.70	$20.59	$27.50	$18.66	$17.28	$16.85
Income From Investment Operations:
Net operating loss	(0.04)[2]	(0.10)[2]	(0.21)[2]	(0.26)[2]	(0.16)[2]	(0.11)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.02	(5.15)	(3.29)	10.58	2.89	0.92

TOTAL FROM INVESTMENT OPERATIONS	(0.02)	(5.25)	(3.50)	10.32	2.73	0.81

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

TOTAL DISTRIBUTIONS	--	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

Net Asset Value, End of Period	$13.68	$13.70	$20.59	$27.50	$18.66	$17.28

Total Return[3]	(0.15)%	(27.81)%	(15.24)%	59.89%	16.94%	4.96%

Ratios to Average Net Assets:

Expenses	2.43%[4]	2.35%	2.29%	2.42%	2.38%	2.56%

Net operating loss	(0.58)%[4]	(0.64)%	(0.82)%	(1.27)%	(0.83)%	(0.67)%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$66,839	$67,125	$73,717	$41,602	$14,145	$8,841

Portfolio turnover	53%	225%	283%	297%	243%	210%

1 For the year ended November 30, 1999, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes To Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated International Series Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $173,416,488, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2005	$ 367,805

2007	2,094,798

2009	170,953,885

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contract Purchased:
6/3/2002	453,765 Euro	$427,220	$423,817	$(3,403)

Contract Sold:

6/4/2002	116,566,400 Japanese Yen	946,271	939,105	7,166

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 3,763

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.0001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,500,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	20,799,477	$304,195,706	68,545,565	$1,275,372,916
Shares issued to shareholders in payment of distributions declared	--	--	1,355,476	28,328,121
Shares redeemed	(21,820,443)	(321,733,296)	(68,478,551)	(1,279,155,025)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,020,966)	$(17,537,590)	1,422,490	$24,546,012

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	195,683	$2,685,287	1,212,263	$21,246,517
Shares issued to shareholders in payment of distributions declared	--	--	366,104	7,168,327
Shares redeemed	(638,936)	(8,763,820)	(1,571,313)	(25,958,348)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(443,253)	$(6,078,533)	7,054	$2,456,496

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,366,283	$18,409,841	6,841,602	$120,303,175
Shares issued to shareholders in payment of distributions declared	--	--	214,009	4,132,366
Shares redeemed	(1,381,875)	(18,712,855)	(5,735,965)	(101,480,095)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(15,592)	$(303,014)	1,319,646	$22,955,446

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,479,811)	$(23,919,137)	2,749,190	$49,957,954

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$227,436,449

Sales	$233,877,407

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 2002, the diversification of industries was as follows:

Industry Sectors	Percentage of Net Assets
Consumer Discretionary	17.0%
Consumer Staples	10.2%
Energy	6.2%
Financials	15.5%
Health Care	6.0%
Industrials	11.8%
Information Technology	9.8%
Materials	8.0%
Telecommunication Services	6.5%
Utilities	3.0%

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31420G101
Cusip 31420G200
Cusip 31420G309

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8070112 (7/02)

Federated Investors
World-Class Investment Manager

Federated International Bond Fund

A Portfolio of Federated International Series, Inc.

11TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1991

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International Bond Fund

President's Message

Dear Shareholder:

Federated International Bond Fund was created in 1991 and I am pleased to present its 11th Semi-Annual Report. Through its high-quality bond holdings in developed markets outside the United States, the fund offers you income opportunities and significant diversification. Federated manages many bond funds--domestic and international. This fund is well positioned to potentially benefit from a weakening U.S. dollar as the euro and yen improve in value. We are not alone in forecasting a weaker U.S. dollar, and the fund's performance this year has been positive.

As of May 31, 2002, the fund's total net assets of $42.6 million were invested in 32 issues in 14 foreign countries.1 The average bond quality rating was AA-, and the fund's average effective duration was 4.56 years.2 The fund's bonds can offer generous yields but are subject to price volatility and currency fluctuations.

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 2001 through May 31, 2002. It begins with an interview with fund manager Robert Kowit, Senior Vice President, of Federated Global Investment Management Corp. Following his discussion of economic conditions and fund strategy are two additional items of shareholder interest: a complete listing of the fund's diversified international bond holdings and publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Individual share class total return performance for the six-month reporting period follows.3

	Total Return	Net Asset Value Increase
Class A Shares	2.90%	$8.97 to $9.23 = 2.90%
Class B Shares	2.48%	$8.86 to $9.08 = 2.48%
Class C Shares	2.48%	$8.86 to $9.08 = 2.48%

The fund's positive returns this reporting period reflect its improved performance in recent quarters. Since Federated International Bond Fund is denominated entirely in foreign currencies, it has the potential to realize additional gains for shareholders if the U.S. dollar's current weakness continues or intensifies.

Thank you for joining the growing number of shareholders who have diversified their fixed income assets internationally through this fund. Remember, reinvesting your dividends or investing on a systematic basis are convenient ways to build your account and help your money grow through the benefit of compounding.4

As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
July 15, 2002

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (1.70)%, (3.02)%, and 1.48%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 Systematic investing does not assure a profit or protect against loss in declining markets.

Robert Kowit

Senior Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on economic conditions and the international bond market during the past six months?

As of December 2001, key interest rates around the world had dropped significantly as the result of central banks taking action to jumpstart troubled economies, with the Federal Reserve Board easing rates most aggressively. The strong fourth quarter performance of bond markets in U.S. dollar-bloc countries was reversed late in the year, when drops in oil prices, positive manufacturing data and improved consumer confidence heightened investors' U.S. economic recovery expectations and led to a stock rally.

Most euro-area bonds followed the U.S. market and also were sold off in December 2001. Outside the euro-area, bonds in Sweden and the United Kingdom outperformed. Japan, however, endured a downgrade in its sovereign credit rating due to a lack of progress on economic reform and a high debt burden.

Early in 2002, data pointing to a strong economic recovery weighed on the bond market. As the year progressed, however, market optimism began to wane and volatility increased. The Enron fallout, coupled with several bankruptcy announcements and credit downgrades, fueled general accounting and corporate earnings concerns. Corporate bonds globally felt the repercussions of U.S. stocks' woes. Euro-area bonds traded down, and most European markets posted negative returns. Japan's bond market actually posted positive returns, supported by the annual profits repatriation by Japanese firms.

During the fund's six-month reporting period, the U.S. current account deficit continued to grow. Foreign investors, whose enthusiasm for U.S. equities helped to fuel the 1990s bull market, suffered a loss of confidence and started pulling back their investment money, drying up a needed source of capital inflow. Against this backdrop, the U.S. dollar, after a long period of uncontested global strength, began to lose some ground against the euro, yen and other foreign currencies, a development that helped international bonds denominated in those currencies to increase in value.

During April and May 2002, companies started reporting weaker-than-expected first quarter earnings. This development, coupled with soft economic data, dampened hopes for a robust economic recovery. In addition, increased tensions in the Middle East and South Asia along with the Securities & Exchange Commission's investigations into the accounting practices of companies weighed on corporate bond and equity investor sentiment.

At the same time, a flight-to-quality to government bonds caused government bond yields to fall across maturities. Moreover, the euro-area sovereign bond market rebounded from March losses on speculation that slower global growth and stable inflation would prevent the European Central Bank (ECB) from increasing interest rates.

Japanese government bonds continued to rally into the new fiscal year despite Standard & Poor's downgrading Japan's credit rating to (AA-) for the third time in 14 months, as investors expected no further downgrades for a while.

For the reporting period as a whole, euro-area corporate bonds had a 69 basis point excess total return over government bonds. Single-A credits were the best performing credit class, having a 92 basis point excess return over sovereign debt.

How did Federated International Bond Fund perform during the six-month reporting period?

Total returns for the fund, based on net asset value were Class A Shares, 2.90%; Class B Shares, 2.48%; and Class C Shares, 2.48%. The fund outperformed the Lipper International Income Funds category average return of 2.15%,1 and the total return of the fund's benchmark, the J.P. Morgan Global (ex-U.S.) Government Index, which was 2.33%.2

The biggest positive contributors to the fund's total return over the reporting period were currency selection, yield curve positioning, good corporate bond picks and enhanced yield. A negative total return factor was the fund's duration management.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 J.P. Morgan Global (ex-U.S.) Government Index is the standard unmanaged foreign securities index representing major government bond markets. Investment cannot be made in an index.

On the currency side, the fund was overweight the euro and underweight the Japanese yen. An overweight position in the "commodity" currencies of Australia, New Zealand and Canada was a positive contributor to the currency allocation decision. In addition, an overweight position in the higher yielding European currencies, like the Swedish krona, also had a major positive impact on the fund's performance.

In terms of yield curve positioning, being underweight the front end of the euro yield curve was beneficial for the fund, as the curve flattened during the reporting period. Being short duration in the United Kingdom helped the fund limit the negative impact from the increase in yields across its yield curve. In Japan, the yield curve between the short end and 10-year maturities became steeper during the reporting period. The fund was positioned in the front end of the curve and thus benefited from this curve movement.

Allocations to euro-area corporate bonds helped fund performance. Corporate bond selection was very important, as the market differentiated between companies with improving fundamentals and weaker credits. Timing was also a positive contributing factor to the performance. During the first half of the reporting period, the fund had a bigger exposure to corporate bonds, but after the corporate bond rally during the first months of 2002, the fund took profits and decreased the allocation to this asset class. Thus, the corporate sell-off that ensued in April had a limited impact on the fund.

In terms of duration, the biggest negative factor was the absence of exposure to the extra-long end of the Japanese yield curve, which rallied over the reporting period. In the euro-area, the fund was slightly long duration, which had a negative impact on performance.

How were the fund's high-quality bond holdings diversified among foreign currencies as of May 31, 2002?

The fund's currency allocations were as follows:

Currency	Percentage of Net Assets
Euro	50.6%
Japanese Yen	11.9%
Canadian Dollar	6.8%
British Pound	6.0%
Hungarian Forint	4.8%
Polish Zloty	4.4%
Swedish Krona	3.5%
New Zealand Dollar	3.4%
Danish Krone	2.9%
Australian Dollar	2.8%

What were the fund's top five holdings as of May 31, 2002?

The fund's top five holdings were as follows:

Country or Company/Coupon/Maturity	Percentage of Net Assets
Hungary, Government of, 7.75%, due 4/12/2005	4.8%
Pfizer Inc., Bond, Series INTL, 0.8%, due 3/18/2008	4.7%
British Telecommunication PLC, Sr. Note, 7.375%, due 12/7/2006	4.6%
BNP Paribas Capital Trust, Note, 6.625%, due 12/29/2049	4.4%
Italian Government, 4.75% due 3/15/2006	4.4%
TOTAL	22.9%

What is your outlook for high-grade international bonds and the fund through the second half of the fund's fiscal year?

We believe the U.S. dollar finally has entered a period of secular weakening against all currencies, and the fund's non-dollar denominated securities stand to benefit from this development. Given the euro's momentum, we are likely to increasingly favor it in the fund's portfolio along with higher yielding European convergence currencies (such as the Polish zloty and Hungarian forint). Commodity and oil-related currencies also may have strong appreciation potential.

The Federal Reserve Board appears unlikely to increase rates until it has evidence that inflation is on the rise. Many of the world's central banks have been holding current rates relatively steady, although we expect rate hikes to begin happening later this year. The ECB's more restrained fiscal approach may help to establish a positive environment for bonds over the long term. In the near term, the fund's duration probably will be close to the market's duration. We expect yields to start slowly increasing during the second half of the reporting period, as markets start pricing in a gradual economic recovery. As we expect a gradual flattening of the yield curve, the fund is likely to be "barbelled"--overweight the front and long end of the curve.

Although company-specific and geopolitical risks are still present, in general we expect corporate credit quality to stabilize in 2002, but careful bond selection remains critical. The outlook for the European corporate market remains favorable. There is evidence for a turning point in the global credit cycle. The global economy is recovering, the outlook for corporate earnings has improved, companies are focusing on cash generation and deleveraging, and merger/acquisition activity is likely to remain subdued. We expect to maintain a moderate out-of-index position in corporate bonds. We also expect lower rated and higher yielding companies, which have the biggest incentives to deleverage and decrease their cost of funding, to outperform.

Portfolio of Investments

May 31, 2002 (unaudited)

Foreign Currency Par Amount		Credit Rating	[1]	Value in U.S. Dollars
	BONDS--97.2%
	AUSTRALIAN DOLLAR--2.8%
	State/Provincial--2.8%
2,100,000	New South Wales, State of, Local Gov't. Guarantee, 6.50%, 5/1/2006	AAA/Aaa		$ 1,200,524

	BRITISH POUND--6.0%
	Sovereign--1.4%
400,000	United Kingdom Government, Treasury Bond, 5.75%, 12/7/2009	AAA/Aaa		601,672

	Telecommunications & Cellular--4.6%
1,300,000	British Telecommunication PLC, Sr. Note, 7.375%, 12/7/2006	A-/Baa1		1,973,972

	TOTAL BRITISH POUND			2,575,644

	CANADIAN DOLLAR--6.8%
	Sovereign--6.8%
1,000,000	Canada Government, Bond, 6.00%, 9/1/2005	AAA/Aa1		681,910
2,100,000	Canada Government, Bond, 6.00%, 6/1/2008	AAA/Aa1		1,431,187
730,000	Canada Government, Bond, 6.00%, 6/1/2011	AAA/Aa1		494,664
300,000	Canada Government, Bond, 9.25%, 6/1/2022	AAA/Aa1		274,989

	TOTAL CANADIAN DOLLAR			2,882,750

	DANISH KRONE--3.0%
	Sovereign--3.0%
9,200,000	Kingdom of Denmark, Bond, 7.00%, 11/15/2007	AAA		1,257,546

	EURO--50.6%
	Banking--8.1%
2,000,000	BNP Paribas Capital Trust, Note, 6.625%, 12/29/2049	A/A2		1,886,698
1,500,000	NBP Capital Trust I, Bond, 8.32%, 6/30/2010	BBB+/A2		1,548,805

	TOTAL			3,435,503

	Insurance--2.2%
1,000,000	Clerical Medical Finance PLC, Company Guarantee, 6.45%, 7/5/2023	A+/A1		951,559

Foreign Currency Par Amount		Credit Rating	[1]	Value in U.S. Dollars
	BONDS--continued
	EURO--continued
	Oil & Gas--4.3%
2,000,000	PGNIG Finance, Company Guarantee, 6.75%, 10/30/2006	BBB/Baa3		$ 1,853,242

	Sovereign--25.8%
1,000,000	Federal Republic of Germany, Bonds, 4.50%, 7/4/2009	AAA/Aaa		906,260
1,000,000	Federal Republic of Germany, Bonds, 5.00%, 7/4/2011	NR/Aaa		926,995
1,500,000	Federal Republic of Germany, Bonds, 5.25%, 1/4/2008	AAA/Aaa		1,428,740
500,000	Federal Republic of Germany, Bonds, 5.50%, 1/4/2031	NR/Aaa		468,775
1,000,000	Federal Republic of Germany, Bonds, 6.00%, 7/4/2007	AAA/Aaa		984,529
1,550,000	Italian Government, 4.25%, 11/1/2009	Aa3		1,365,905
2,000,000	Italian Government, 4.75%, 3/15/2006	Aa3		1,870,312
1,800,000	Italian Government, Bond, 5.00%, 2/1/2012	NR		1,640,683
1,500,000	Spainish Government, Bond, 5.50%, 7/30/2017	AA+/Aaa		1,396,206

	TOTAL			10,988,405

	Telecommunications & Cellular--10.2%
2,000,000	Sonera Corp., Sr. Unsub., 5.625%, 3/14/2005	BBB/Baa2		1,869,868
1,000,000	Telecom Italia SpA, Note, 5.625%, 2/1/2007	BBB+/Baa1		924,800
1,800,000	Telekomunikacja Polska SA Eurofinance BV, Company Guarantee, 6.625%, 3/1/2006	BBB/Baa2		1,567,298

	TOTAL			4,361,966

	TOTAL EURO			21,590,675

	HUNGARIAN FORINT--4.8%
	Sovereign--4.8%
545,000,000	Hungary Government, Bond, 7.75%, 4/12/2005	NR		2,044,039

	JAPANESE YEN--11.9%
	Finance--3.4%
175,000,000	AIG SunAmerica Institutional Funding II, 1.20%, 1/26/2005	AAA/Aaa		1,446,103

	Food & Drug Retailers--3.8%
200,000,000	Tesco PLC, Sr. Unsub., 0.70%, 9/20/2006	Aa3		1,622,558

	Pharmaceutical--4.7%
250,000,000	Pfizer, Inc., Bond, Series INTL, 0.80%, 3/18/2008	AAA/Aaa		2,024,214

	TOTAL JAPANESE YEN			5,092,875

Foreign Currency Par Amount or Shares		Credit Rating	[1]	Value in U.S. Dollars
	BONDS--continued
	NEW ZEALAND DOLLAR--3.4%
	Sovereign--3.4%
3,000,000	New Zealand Government, Bond, 7.00%, 7/15/2009	AAA/Aaa		$ 1,454,420

	POLISH ZLOTY--4.4%
	Sovereign--4.4%
7,500,000	Poland Government of, Bond, 8.50%, 5/12/2006	A+		1,855,170

	SWEDISH KRONA--3.5%
	Sovereign--3.5%
5,400,000	Kingdom of Sweden, 5.00%, 1/15/2004	AAA/Aaa		553,764
8,600,000	Kingdom of Sweden, Deb., 6.50%, 5/5/2008	AAA/Aaa		930,158

	TOTAL SWEDISH KRONA			1,483,922

	TOTAL BONDS (IDENTIFIED COST $39,865,231)			41,437,565

	MUTUAL FUND--0.5%
221,188	Prime Value Obligations Fund, Class IS (at net asset value)			221,188

	TOTAL INVESTMENTS (IDENTIFIED COST $40,086,419)[2]			$41,658,753

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for generally accepted accounting principles is $40,086,419. Cost for federal tax purposes is $40,148,079. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $1,510,674 which is comprised of $1,604,696 appreciation and $94,022 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($42,641,472) at May 31, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $40,086,419)		$41,658,753
Cash denominated in foreign currencies (identified cost $15,447)		15,971
Income receivable		956,984
Receivable for investments sold		752,079
Receivable for shares sold		31,287
Net receivable for foreign currency exchange contracts		59,655

TOTAL ASSETS		43,474,729

Liabilities:
Payable for investments purchased	$795,892
Payable for shares redeemed	7,871
Accrued expenses	29,494

TOTAL LIABILITIES		833,257

Net assets for 4,637,943 shares outstanding		$42,641,472

Net Assets Consist of:
Paid in capital		$56,081,688
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,672,525
Accumulated net realized loss on investments and foreign currency transactions		(15,893,884)
Undistributed net investment income		781,143

TOTAL NET ASSETS		$42,641,472

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($33,494,182 ÷ 3,630,289 shares outstanding)		$9.23

Offering price per share (100/95.50 of $9.23)[1]		$9.66

Redemption proceeds per share		$9.23

Class B Shares:
Net asset value per share ($6,510,278 ÷ 717,223 shares outstanding)		$9.08

Offering price per share		$9.08

Redemption proceeds per share (94.50/100 of $9.08)[1]		$8.58

Class C Shares:
Net asset value per share ($2,637,012 ÷ 290,431 shares outstanding)		$9.08

Offering price per share		$9.08

Redemption proceeds per share (99.00/100 of $9.08)[1]		$8.99

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Interest			$1,401,514

Expenses:
Investment adviser fee		$212,579
Administrative personnel and services fee		92,247
Custodian fees		20,121
Transfer and dividend disbursing agent fees and expenses		49,923
Directors'/Trustees' fees		2,739
Auditing fees		6,473
Legal fees		1,735
Portfolio accounting fees		39,022
Distribution services fee--Class A Shares		59,725
Distribution services fee--Class B Shares		24,054
Distribution services fee--Class C Shares		9,350
Shareholder services fee--Class A Shares		59,725
Shareholder services fee--Class B Shares		8,018
Shareholder services fee--Class C Shares		3,117
Share registration costs		18,364
Printing and postage		25,524
Insurance premiums		612
Taxes		1,223
Miscellaneous		1,266

TOTAL EXPENSES		635,817

Waivers and Reimbursement:
Waiver of investment adviser fee	$(76,193)
Waiver of transfer and dividend disbursing agent fees and expenses	(470)
Waiver of distribution services fee--Class A Shares	(52,558)
Reimbursement of investment adviser fee	(38)

TOTAL WAIVERS AND REIMBURSEMENT		(129,259)

Net expenses			506,558

Net investment income			894,956

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(1,645,967)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			865,603

Net realized and unrealized loss on investments and foreign currency transactions			(780,364)

Change in net assets resulting from operations			$114,592

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$894,956	$2,837,520
Net realized loss on investments and foreign currency transactions	(1,645,967)	(4,385,744)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	865,603	4,562,905

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	114,592	3,014,681

Share Transactions:
Proceeds from sale of shares	8,283,804	22,442,602
Cost of shares redeemed	(38,971,520)	(35,507,166)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(30,687,716)	(13,064,564)

Change in net assets	(30,573,124)	(10,049,883)

Net Assets:
Beginning of period	73,214,596	83,264,479

End of period (including undistributed net investment income of $781,143 at May 31, 2002)	$42,641,472	$73,214,596

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$8.97	$8.63	$9.68	$11.22	$10.65	$11.92
Income From Investment Operations:
Net investment income	0.14 [2,3]	0.34 [3]	0.43 [3]	0.55 [3]	0.52 [3]	0.63 [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12 [2]	--	(1.30)	(1.63)	0.53	(1.07)

TOTAL FROM INVESTMENT OPERATIONS	0.26	0.34	(0.87)	(1.08)	1.05	(0.44)

Less Distributions:
Distributions from net investment income	--	--	(0.02)	(0.46)	(0.48)	(0.83)
Distribution from paid in capital	--	--	(0.16)	--	--	--

TOTAL FROM DISTRIBUTIONS	--	--	(0.18)	(0.46)	(0.48)	(0.83)

Net Asset Value, End of Period	$9.23	$8.97	$8.63	$ 9.68	$11.22	$10.65

Total Return[4]	2.90%	3.94%	(9.15)%	(9.87)%	10.22%	(3.70)%

Ratios to Average Net Assets:
Expenses	1.67%[5]	1.58%	1.55%	1.46%	1.33%	1.30%

Expenses excluding interest expense	1.67%[5]	1.58%	1.55%	1.46%	1.33%	1.30%

Net investment income	3.26%[2,5]	3.85%	4.68%	5.19%	5.04%	5.83%

Expense waiver/reimbursement[6]	0.49%[5]	0.38%	0.22%	0.23%	0.24%	0.26%

Supplemental Data:

Net assets, end of period (000 omitted)	$33,494	$63,587	$72,867	$115,155	$138,567	$180,415

Portfolio turnover	104%	436%	116%	52%	37%	67%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended May 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02, and decrease the ratio of net investment income to average net assets from 3.59% to 3.26%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information presented is based upon the monthly average number of shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$8.86	$8.58	$9.66	$11.19	$10.62	$11.89
Income From Investment Operations:
Net investment income	0.11 [2,3]	0.28 [3]	0.35 [3]	0.47 [3]	0.46 [3]	0.56 [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.11 [2]	--	(1.29)	(1.62)	0.51	(1.08)

TOTAL FROM INVESTMENT OPERATIONS	0.22	0.28	(0.94)	(1.15)	0.97	(0.52)

Less Distributions:
Distributions from net investment income	--	--	(0.01)	(0.38)	(0.40)	(0.75)
Distribution from paid in capital	--	--	(0.13)	--	--	--

TOTAL FROM DISTRIBUTIONS	--	--	(0.14)	(0.38)	(0.40)	(0.75)

Net Asset Value, End of Period	$9.08	$8.86	$8.58	$ 9.66	$11.19	$10.62

Total Return[4]	2.48%	3.26%	(9.84)%	(10.47)%	9.45%	(4.43)%

Ratios to Average Net Assets:

Expenses	2.39%[5]	2.30%	2.27%	2.18%	2.05%	2.06%

Expenses excluding interest expense	2.39%[5]	2.30%	2.27%	2.18%	2.05%	2.06%

Net investment income	2.59%[2,5]	3.14%	3.90%	4.47%	4.31%	5.06%

Expense waiver/reimbursement[6]	0.27%[5]	0.16%	--	0.01%	0.02%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$6,510	$6,952	$7,678	$10,702	$13,174	$12,521

Portfolio turnover	104%	436%	116%	52%	37%	67%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended May 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02, and decrease the ratio of net investment income to average net assets from 2.92% to 2.59%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information presented is based upon the monthly average number of shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$8.86	$8.58	$9.67	$11.20	$10.63	$11.89
Income From Investment Operations:
Net investment income	0.11 [2,3]	0.28 [3]	0.35 [3]	0.47 [3]	0.46 [3]	0.56 [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.11 [2]	--	(1.29)	(1.62)	0.51	(1.08)

TOTAL FROM INVESTMENT OPERATIONS	0.22	0.28	(0.94)	(1.15)	0.97	(0.52)

Less Distributions:
Distributions from net investment income	--	--	(0.02)	(0.38)	(0.40)	(0.74)
Distribution from paid in capital	--	--	(0.13)	--	--	--

TOTAL FROM DISTRIBUTIONS	--	--	(0.15)	(0.38)	(0.40)	(0.74)

Net Asset Value, End of Period	$9.08	$8.86	$8.58	$ 9.67	$11.20	$10.63

Total Return[4]	2.48%	3.26%	(9.91)%	(10.46)%	9.42%	(4.42)%

Ratios to Average Net Assets:

Expenses	2.39%[5]	2.30%	2.27%	2.18%	2.05%	2.06%

Expenses excluding interest expense	2.39%[5]	2.30%	2.27%	2.18%	2.05%	2.06%

Net investment income	2.59%[2,5]	3.14%	3.91%	4.47%	4.32%	5.10%

Expense waiver/reimbursement[6]	0.27%[5]	0.16%	--	0.01%	0.02%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$2,637	$2,675	$2,720	$4,281	$6,654	$8,285

Portfolio turnover	104%	436%	116%	52%	37%	67%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended May 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02, and decrease the ratio of net investment income to average net assets from 2.92% to 2.59%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information presented is based upon the monthly average number of shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Bond Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The Fund's objective is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. If no sale price on a recognized securities exchange is reported or if the security is traded over-the-counter, the security is valued according to the last reported bid price. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purpose as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 12/1/2001		For the Six Months Ended 5/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation	Net Realized Gain
Increase (Decrease)	$(33,893)	$(33,893)	$(93,585)	$27,767	$65,818

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $14,259,652, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 4,500,269

2003	4,766,152

2008	3,782,266

2009	1,210,965

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contract

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange or	Contract at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:

6/5/2002	1,395,961 Australian Dollar	$ 785,717	$ 789,904	$ 4,187

8/12/2002	377,200,000 Japanese Yen	3,047,096	3,050,302	3,206

8/12/2002	446,250,000 Japanese Yen	3,515,901	3,608,689	92,788

Contract Sold:

6/5/2002	539,550 British Pound	785,717	789,091	(3,374)

8/12/2002	3,312,957 Euro	3,047,096	3,084,248	(37,152)

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 59,655

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market price are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.0001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,500,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	868,931	$7,618,765	2,288,523	$20,409,833
Shares redeemed	(4,326,675)	(37,621,228)	(3,647,942)	(32,369,254)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,457,744)	$(30,002,463)	(1,359,419)	$(11,959,421)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	56,535	$485,377	98,433	$867,201
Shares redeemed	(124,208)	(1,072,642)	(208,706)	(1,841,214)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(67,673)	$(587,265)	(110,273)	$(974,013)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	20,653	$179,662	131,666	$1,165,568
Shares redeemed	(32,189)	(277,650)	(146,711)	(1,296,698)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(11,536)	$(97,988)	(15,045)	$(131,130)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,536,953)	$(30,687,716)	(1,484,737)	$(13,064,564)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions) for the six months ended May 31, 2002, were as follows:

Purchases	$55,309,203

Sales	$84,559,018

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 2002, the diversification of countries were as follows:

Country	Percentage of Net Assets
United Kingdom	15.5%
Italy	13.6%
United States	12.8%
Germany	11.1%
Netherlands	8.0%
Canada	6.8%
Hungary	4.8%
Finland	4.4%
Poland	4.4%
Sweden	3.5%
New Zealand	3.4%
Spain	3.3%
Denmark	3.0%
Australia	2.8%

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of May 31, 2002, there were no outstanding loans. During the six months ended May 31, 2002, the maximum outstanding borrowings were $6,452,671. The Fund had an average outstanding daily balance of $3,309,336 with a high low interest rate of 2.31% and 2.25%, respectively, representing only the days the LOC was utilized. Interest expense totaled $0 for the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be member 4.4%s of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

2061602 (7/02)